FOR IMMEDIATE RELEASE

Arrow Financial Corporation and Adirondack Bancorp, Inc. Receive OCC Approval for Merger

GLENS FALLS, N.Y. and UTICA, N.Y. (June 1, 2026) – Arrow Financial Corporation (NASDAQGS: AROW) (“Arrow” or "AROW"), the parent company of Arrow Bank National Association, and Adirondack Bancorp, Inc. (“Adirondack”), the parent company of Adirondack Bank, today announced they have received the approval of the Office of the Comptroller of the Currency ("OCC") to proceed with the previously announced merger of Arrow and Adirondack.

Closing of the transaction is expected to occur on or around July 1, 2026, pending Adirondack shareholder approval, approvals or waivers from the New York State Department of Financial Services and the Federal Reserve Bank of New York and other customary closing conditions.

David S. DeMarco, Arrow President and CEO, stated,“We are pleased to have received OCC approval to combine two highly complementary, client-focused banks. By leveraging Arrow's commercial expertise and infrastructure, we are well-positioned to serve Adirondack's client base. We look forward to unlocking new opportunities for our clients, employees and stakeholders. As our company celebrates its 175th anniversary, this strategic acquisition shows Arrow’s commitment to accelerating our growth and expanding our market presence. Bringing together these two institutions allows us to complement Adirondack’s current product offerings with our wealth management and insurance services and deliver meaningful value for our shareholders.”

Rocco F. Arcuri Sr., Adirondack President and CEO stated, “Following months of strategic and collaborative planning, our teams are ready to execute a seamless integration. I am thrilled to partner with an organization that values client service in the same way we do, and I look forward to ensuring a smooth transition for our clients.”

Upon completion of the transaction and systems integration in the fourth quarter of 2026, the combined company will operate under the Arrow brand, and is projected to have approximately $5.4 billion in total assets, $4.8 billion in total deposits and $4.1 billion in gross loans. This strategic acquisition extends Arrow’s eight-county footprint farther into the Adirondack region and into the Mohawk Valley to include Oneida, Herkimer and Franklin counties, while strengthening its commitment to Essex and Clinton counties.

About Arrow Financial Corporation
Arrow Financial Corporation is a bank holding company headquartered in Glens Falls, New York, providing banking, insurance and wealth management services from Plattsburgh to Albany through its full-service commercial bank Arrow Bank National Association. Arrow Bank, celebrating its 175th anniversary throughout 2026, provides a broad range of financial products, including online and mobile banking, mortgages, commercial loans, investments and more. Other subsidiaries include an insurance company, Upstate Agency, LLC. Arrow’s common stock is traded on the Nasdaq Global Select under the symbol “AROW.” Visit arrowfinancial.com for more information.

About Adirondack Bancorp, Inc.
Adirondack Bancorp, Inc, is the bank holding company for Adirondack Bank. Adirondack Bank is a New York state-chartered financial institution headquartered in Utica, New York. Adirondack Bank now serves Upstate New York, from the historic Mohawk Valley to the Canadian border. Visit adirondackbank.com for more information.

Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to (or based on) the beliefs, goals, intentions, and expectations of Arrow and Adirondack regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected cost savings, synergies, returns and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward-looking statements speak only as of the date they are made; Arrow and Adirondack do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Arrow and Adirondack. Such statements are based upon the current beliefs and expectations of the management of Adirondack and Arrow and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, Arrow has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) to register the shares of Arrow common stock to be issued in connection with the proposed transaction. The registration statement includes a proxy statement of Adirondack, which also constitutes a prospectus of Arrow, that has been sent to shareholders of Adirondack seeking certain approvals related to the proposed transaction. Arrow may file with the SEC other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARROW, ADIRONDACK, AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the registration statement, including the proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Arrow, without charge, at the SEC’s website www.sec.gov. Copies of documents filed with the SEC by Arrow will be made available free of charge in the “Documents” section of Arrow’s website, www.arrowfinancial.com, under the heading

“Filings.” The information on Arrow’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings Arrow makes with the SEC.

Participants in Solicitation

Adirondack, Arrow, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Adirondack in respect of the proposed transaction under the rules of the SEC. Information regarding Arrow’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 23, 2026 and certain other documents filed by Arrow with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed or to be filed with the SEC.

INVESTOR RELATIONS CONTACT:
Penko Ivanov
Senior EVP, Chief Financial Officer & Treasurer
Arrow Financial Corporation
(518) 415-4512
penko.ivanov@arrowbank.com

MEDIA CONTACTS:
Rachael Murray
Corporate Communications Professional
Arrow Financial Corporation
(518) 742-6505
rachael.murray@arrowbank.com

Anna Jolly Duval
VP, Communications Manager
Arrow Financial Corporation
(518) 338-6270
anna.duval@arrowbank.com
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